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                        NONQUALIFIED STOCK OPTION PLAN

                          DUANE READE HOLDING CORP.
                            1992 STOCK OPTION PLAN

                                  ARTICLE I

                               PURPOSE OF PLAN

   The 1992 Stock Option Plan (the "Plan") of Duane Reade Holding Corp., a Delaware corporation (the "Company"), adopted by the Board of Directors of the Company on October 12, 1992, for executive and other key employees of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for the management and growth of the Company and its Subsidiaries with additional incentives by allowing them to acquire an ownership interest in the company and thereby encouraging them to contribute to the success of the Company and its Subsidiaries and to remain in their employ. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company and its Subsidiaries depends.

                                  ARTICLE II

                                 DEFINITIONS

   For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

   "Board" shall mean the Board of Directors of the Company.

   "Cause" shall have the meaning set forth in Participant's Employment Agreement with the Company or any of its Subsidiaries; provided if a Participant has no Employment Agreement, "Cause" shall mean (i) a Participant's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or any of its Subsidiaries, a Participant's perpetration or attempted perpetration of fraud, or a Participant's participation in a fraud or attempted fraud, on the Company or any of its Subsidiaries or a Participant's unauthorized appropriation of, or a Participant's attempt to misappropriate, any tangible or intangible assets or property of the Company or any of its Subsidiaries, (ii) any act or acts of disloyalty, misconduct or moral turpitude by a Participant injurious to the interest, property, operations, business or reputation of the Company or any of its Subsidiaries or a


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Participant's conviction of a crime the commission of which results in injury to the Company or such Subsidiary or (iii) a Participant's inability to carry out effectively his duties and obligations to the Company or any of its Subsidiaries or to participate effectively and actively in the management of the Company and its Subsidiaries, as determined in the reasonable judgment of the Board.

   "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

   "Committee" shall mean the committee of the Board which may be designated by the Board to administer the Plan.

   "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

   "Independent Third Party" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Company's Common Stock and who is not the spouse or descendent (by birth or adoption) of any such 5% owner of the Company's Common Stock.

   "Participant" shall mean any executive or other key employee of the Company who has been selected to participate in the Plan by the Committee or the Board.

   "Sale of the Company" means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

   "Subsidiary" means any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or a combination thereof. For purposes hereof, the Company and/or one or more of its Subsidiaries shall be deemed to have a majority ownership interest in a partnership, association or other business entity if they shall be allocated a majority of partnership, association or

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other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

                                 ARTICLE III

                                ADMINISTRATION

   The Plan shall be administered by the Committee; provided, however, that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                  ARTICLE IV

                        LIMITATION ON AGGREGATE SHARES

   The number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 150,000 shares; provided, however, that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of paragraph 6.8 below, and further provided that to the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The 150,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

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                                  ARTICLE V

                                    AWARDS

   5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

   5.2 Form of Option. Options granted under this Plan shall be nonqualified stock options and are not intended to be "incentive stock options" within the meaning of Section 422A of the Code or any successor provision.

   5.3 Exercise Price. The option exercise price per share of Common Stock shall be fixed by the Committee or, in the absence of the Committee, by the Board.

   5.4 Exercisability. Options shall be exercisable at such time or times as the committee shall determine at or subsequent to grant.

   5.5 Payment of Exercise Price. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, by delivery of a promissory note (if in accordance with policies approved by the Board).

   5.6 Terms of Options. The Committee shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant.

                                  ARTICLE VI

                              GENERAL PROVISIONS

   6.1 Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions and/or upon the achievement by the Company of certain performance goals, as the Committee shall decide in each case when the Options are granted.

   6.2 Sale of the Company. In the event of a sale of the Company, the Committee may provide, in its discretion, that the Options shall become immediately exercisable by any Participants who are employed by the Company at the time of the Sale of the Company and that such Options shall terminate if not exercised as of the date of the Sale of the Company or other prescribed period of time.

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   6.3 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement") which shall be signed by the Participant and by the Chairman or the President of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions prescribed herein (including, but not limited to, (i) shall designate ("Designees") to repurchase from each Participant, and such Participant's transferees, all shares of Common Stock issued or issuable to such Participant on the exercise of an Option in the event of such Participant's termination of employment, (ii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iii) any other terms and conditions which the Committee shall deem necessary and desirable.

   6.4 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

   6.5 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only be such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

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     (i) by the executor or administrator of the estate of the deceased
    Participant or the person or persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

     (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.

   6.6 Expiration of Options. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant's Option that was not vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited as of such date; provided, however, that: (i) if any Participant dies or becomes disabled, such Participant's Option will expire 180 days after the date of his death or disability, and
(ii) if any Participant is discharged for any reason other than for Cause, such Participant's Option will expire 30 days after the date of his discharge.

   6.7 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction.

   6.8 Adjustments In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the diluation or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

   6.9 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company and its Subsidiaries to terminate any Participant's employment at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of the Company and its Subsidiaries for any period of time or to continue his present (or any other) rate of compensation and, except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment (including, but not limited to, the termination of a Participant's employment without Cause) any portion of such Participant's Option that was not previously vested and exercisable will expire and be forfeited as of the date of such termination. No employee shall have a right to be selected

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as a Participant or, having been so selected, to be selected again as a
Participant.

   6.10 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

   6.11 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of such Participant. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

   6.12 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph
6.12 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

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